SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                          May 14, 1996


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                          North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     For a transaction to be effective May 14, 1996, a Committee appointed by the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of $500,000,000 of the Registrant's 7% Senior Notes, due 2003 (the "Notes") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of such Committee are included as Exhibit 99.1 hereto.

     On May 14, 1996, the Registrant entered into an underwriting agreement with the Underwriters (the "Underwriting Agreement"). The terms of the offering and the Notes are described in the Registrant's Prospectus dated November 24, 1995 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated May 14, 1996. The Underwriting Agreement is included as Exhibit 1.1 hereto.

     The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 33-63097 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated) and shares of its preferred stock and common stock and was declared effective on November 24, 1995. After the closing of the sale of the Notes, expected to occur on May 20, 1996, debt securities, preferred stock or common stock having an aggregate initial offering price of $1,200,000,000 will remain unsold or unallocated under the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               1.1       Underwriting Agreement dated May 14,
                         1996 with respect to the
                         offering of the Notes

               4.1       Form of Note

               5.1       Opinion of Smith Helms Mulliss &
                         Moore, L.L.P. regarding legality
                         of the Notes

               99.1      Resolutions of a Committee appointed
                         by the Board of Directors dated
                         May 14, 1996 with respect to the terms
                         of the offering of the Notes

               99.2      News Release disseminated on
                         May 14, 1996 regarding
                         the sale of the Notes

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NATIONSBANK CORPORATION


                               By: CHARLES M. BERGER
                                   Associate General Counsel

Dated:  May 16, 1996